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                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 2059


                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 1997

                               RIDDELL SPORTS INC.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-19298                  22-2890400
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(State or Other Jurisdiction        (Commission              IRS Employer
of Incorporation)                   File Number)             Identification No.)



             900 Third Avenue, 27th Floor, New York, New York 10022
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             (Address of Principal Executive Offices)    (Zip Code)


        Registrant's telephone number, including area code (212) 826 4300
                                                           --------------

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

         Reference is made to the Company's Registration Statement on Form S-4 initially filed with the Securities and Exchange Commission on July 17, 1997 (the "Registration Statement"). The sections contained in the Registration Statement entitled, "Special Cautionary Notice Regarding Forward Looking Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Principal Stockholders" and "Certain Transactions" are incorporated by reference herein and filed as Exhibit
99.1 to this report.

         Reference is also made to the Company's Press Release dated October 30, 1997 announcing the Company's results of operations for the third quarter of 1997 (the "Press Release"). The Press Release is incorporated by reference herein and filed as Exhibit 20.1 to this report.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  EXHIBITS

          20.1 Press Release dated October 30, 1997 of Riddell Sports Inc. announcing third quarter 1997 results.

          99.1 The following sections contained in the Registration Statement on Form S-4 of Riddell Sports Inc. filed with the Securities and Exchange Commission on July 17, 1997: "Special Cautionary Notice Regarding Forward Looking Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Principal Stockholders" and "Certain Transactions."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RIDDELL SPORTS INC.

DATED:   December 23, 1997                  By:/s/ LISA MARRONI
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                                               Lisa Marroni
                                               Vice President